SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-KA

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):

                               September 17, 1997




                              Rainbow Medical, Inc.
              (Exact name of registrant as specified in its Charter


        Florida                      33-25646                59-2720407
   -----------------              --------------        ---------------------
   (State or other                  Commission            (I.R.S. Employer
    jurisdiction                    File Number          (Identification No.)
   of incorporation)



               15512 N.W. 77th Court, Miami Lakes, Florida 33016
               -------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (305) 651-2334

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT:

                  Not Applicable.

ITEM 2:     ACQUISITION OR DISPOSITION OF ASSETS:

                  Not Applicable.

ITEM 3:     BANKRUPTCY OR RECEIVERSHIP:

                  Not Applicable.

ITEM 4:     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT:

                  As previously  reported,  on September 9, 1997, the Registrant was advised that the client/auditor relationship between Registrant and its principal accountants, Miller, Ellin & Company, had ceased. In a subsequent letter, dated September 17, 1997, Miller, Ellin & Company indicated that they had reviewed the Registrant's previous disclosure under Item 4, dated September 9, 1997, and that Miller, Ellin & Company agreed with such statements.

                  As previously reported, the firm of Rachlin, Cohen & Holtz has been engaged as an independent accountant to audit the Registrant's financial statements. During the past two fiscal years and subsequent interim periods, the Registrant did not consult with the new accountant regarding either the application of an accounting principle or the type of opinion that would be rendered on the Registrant's financial statements.

ITEM 5:     OTHER EVENTS:

                  Not Applicable.

ITEM 6:     RESIGNATION OF REGISTRANT'S DIRECTORS:

                  Not Applicable.

ITEM 7:     FINANCIAL STATEMENTS AND EXHIBITS

                  (a)   Financial Statements:   NONE

                  (b)   Proforma Financial Information:  NONE

                  (c) Exhibits: See attached letter from Miller, Ellin & Company, dated September 17, 1997.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Rainbow Medical, Inc.
                                          (Registrant)

                                          By: /s/ Robert Thomson
                                             -----------------------------------
                                                ROBERT THOMSON
Date: October 24, 1997.







































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